UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2015

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2015, the Federal Home Loan Bank of Boston's (the Bank's) board of directors (the Board) declared that John Witherspoon had been elected to the Board, and that Eric Chatman, Stephen Crowe, and Emil Ragones had been re-elected to the Board for terms commencing on January 1, 2016, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission (the SEC) on October 23, 2015 (the Original Form 8-K). At that time, the Bank's 2016 Director Compensation Policy had not been approved and 2016 Board committee assignments (the Committee Assignments) had not been made. On October 26, 2015, the Board approved the 2016 Director Compensation Policy, pursuant to which the Bank expects to compensate its directors for 2016. This Form 8-K/A amends the Original Form 8-K to disclose the 2016 Director Compensation Policy. The Board has not yet made the Committee Assignments.

The 2016 Director Compensation Policy

Summary

The 2016 Director Compensation Policy provides for fees paid for attendance at board and committee meetings and retainers paid in arrears at the end of each quarter. The policy provides for maximums on total director compensation and potential reduction based on attendance and performance.

Attendance Fees

The following table sets for the attendance fees.

	Per Board Meeting	Per Committee Meeting	Telephonic Attendance	Maximum Attendance Fees
Chair	$9,000	$2,250	$1,500	$70,000
Vice Chair and Committee Chairs	$7,000	$2,250	$1,500	$58,750
Other Directors	$6,000	$2,250	$1,500	$53,000

Quarterly Retainers

The following table sets forth the quarterly retainers.

	Quarterly Retainer	Annual Retainer
Chair	$8,750	$35,000
Vice Chair and Committee Chairs	$7,500	$30,000
Other Directors	$6,750	$27,000

Maximum Compensation

The following table sets forth maximum director compensation.

	Maximum Attendance Fees	Maximum Retainer	Total Maximum Compensation
Chair	$70,000	$35,000	$105,000
Vice Chair and Committee Chairs	$58,750	$30,000	$88,750
Other Directors	$53,000	$27,000	$80,000

The Bank will also pay/reimburse directors for expenses related to the directors’ attendance at Board meetings.

Reduction in Compensation Based on Attendance and Performance

The Board may vote to reduce or eliminate a director’s final quarterly retainer payment if (i) the director has not attended at least 75% of all regular and special meetings of the Board and the committees on which the director served during the year, or (ii) the Board determines the director has consistently demonstrated a lack of engagement and participation in meetings attended.

The foregoing description of the 2016 Director Compensation Policy is qualified in its entirety by reference to the copy of the 2016 Director Compensation Policy included herein as Exhibit 10.1 and incorporated herein by reference.

Directors are entitled to participate in the Bank's nonqualified, unfunded deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the amount of his or her compensation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

10.1   Federal Home Loan Bank of Boston's 2016 Director Compensation Policy

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 28, 2015	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer